UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2008
Dana Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-1063 (Commission File Number)	26-1531856 (IRS Employer Identification Number)
4500 Dorr Street, Toledo, Ohio 43615
(Address of principal executive offices) (Zip Code)
(419) 535-4500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.
On October 2, 2008, Dana Holding Corporation (“Dana”) announced it has drawn $200 million in principal amount under its existing $650 million secured revolving credit facility (the “Revolving Facility”). For additional information about the Revolving Facility, including a description of maturity, interest rates, guarantees, collateral, and covenants, see Note 16 of the Notes to the Consolidated Financial Statements in Dana’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Item 8.01	Other Events.
Dana today issued a press release regarding the borrowing under the Revolving Facility. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits. The following exhibit is filed with this report.

Exhibit No.	Description

99.1	Dana Holding Corporation Press Release dated October 2, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION
Date: October 2, 2008	By:	/s/ James A. Yost
		Name:	James A. Yost
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Dana Holding Corporation Press Release dated October 2, 2008

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